                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)


(Actual amounts in thousands)                 ONE MONTH ENDED   SIX MONTHS ENDED
                                                  JUNE 30,          JUNE 30,
                                              ---------------   ----------------
                                                    2004              2004
                                              ---------------   ----------------
Operating Revenues:
  Passenger..................................   $ 64,867         $ 340,534
  Charter....................................        453             3,056
  Cargo......................................      2,258            14,670
  Other......................................      2,464            18,679
                                              ---------------   ----------------
    Total....................................     70,042           376,939
                                              ---------------   ----------------
OPERATING EXPENSES:
  Wages and benefits.........................     21,806           115,051
  Aircraft fuel, including taxes and oil.....     11,071            59,836
  Maintenance materials and repairs..........      4,053            24,469
  Aircraft rent..............................      8,859            53,232
  Other rental and landing fees..............      2,091            11,999
  Sales commissions..........................        334             2,075
  Depreciation and amortization..............        612             3,614
  Other......................................     12,329            71,229
                                              ---------------   ----------------
    Total....................................     61,155           341,505
                                              ---------------   ----------------
OPERATING INCOME.............................      8,887            35,434
                                              ---------------   ----------------

NONOPERATING INCOME (EXPENSE):
  Reorganization items, net..................       (696)           (7,038)
  Interest and amortization of debt expense..        (20)             (111)
  Gain (loss) on disposition of equipment....          -               (36)
  Other, net.................................        (81)              (50)
                                              ---------------   ----------------
    Total....................................       (797)           (7,235)
                                              ---------------   ----------------
INCOME BEFORE TAXES..........................      8,090            28,199

INCOME TAXES:
  Income tax expense.........................     (3,377)          (12,689)
                                              ---------------   ----------------
NET INCOME...................................   $  4,713          $ 15,510
                                              ===============   ================

                             HAWAIIAN AIRLINES, INC.
                       CONDENSED BALANCE SHEET (UNAUDITED)

(Actual amounts in thousands)                                JUNE 30,
                                                               2004
                                                            ---------
ASSETS
Current Assets:
  Cash and cash equivalents..............................   $ 120,441
  Restricted cash........................................      87,797
  Accounts receivable....................................      42,408
  Inventories............................................      12,024
  Prepaid expenses and other.............................      18,015
                                                            ---------
    Total current assets.................................     280,685
                                                            ---------
Noncurrent Assets:
  Property and equipment, less accumulated depreciation..      46,478
  Reorganization value in excess of identifiable assets..      28,320
  Other assets...........................................      50,639
                                                            ---------
    Total noncurrent assets..............................     125,437
                                                            ---------
        Total Assets.....................................   $ 406,122
                                                            =========

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Current portion of long-term debt......................   $      12
  Accounts payable.......................................      62,748
  Accrued liabilities....................................      53,249
  Air traffic liability..................................     161,950
                                                            ---------
    Total current liabilities............................     277,959
                                                            ---------
Noncurrent Liabilities:
  Long-term debt.........................................          39
  Other liabilities and deferred credits.................     187,050
                                                            ---------
    Total noncurrent liabilities.........................     187,089
                                                            ---------
    Total Liabilities....................................     465,048
                                                            ---------

Liabilities Subject to Compromise........................     133,446
                                                            ---------
Shareholders' Deficit:
  Common and special preferred stock.....................         285
  Capital in excess of par value.........................      60,077
  Notes receivable from optionholders....................        (211)
  Minimum pension liability adjustment...................    (112,255)
  Accumulated deficit....................................    (140,268)
                                                            ---------
    Shareholders' Deficit................................    (192,372)
                                                            ---------
        Total Liabilities and Shareholders' Deficit......   $ 406,122
                                                            =========

                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)

(Actual amounts in thousands)

                                                                 ONE MONTH      SIX MONTHS
                                                                   ENDED           ENDED
                                                                  JUNE 30,        JUNE 30,
                                                                    2004            2004
                                                                 ---------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income................................................... $   4,713      $  15,510

   Adjustments to reconcile net income to net cash provided by operating activities before reorganization activities:
       Reorganization items, net ...............................       696          7,038
       Depreciation ............................................       609          3,400
       Amortization ............................................         3            214
       Net periodic postretirement benefit cost ................       374          2,244
       Loss on disposition of property and equipment ...........         -             36
       Increase in restricted cash .............................    (6,536)       (35,031)
       Decrease (increase) in accounts receivable ..............     6,515         (5,506)
       Increase in inventory ...................................    (3,271)        (2,472)
       Decrease (increase) in prepaid expenses and other .......    (2,139)         2,659
       Increase in accounts payable ............................     5,736          8,595
       Increase in air traffic liability........................     5,198         61,777
       Decrease in accrued liabilities .........................      (964)        (4,338)
       Other, net ..............................................    (7,448)       (10,781)
                                                                 ---------      ---------
          Net cash provided by operating activities
           before reorganization activities.....................     3,486         43,345
                                                                 ---------      ---------
   Reorganization activities:
       Professional fees paid...................................    (1,444)        (8,543)
       Interest on accumulated cash balances....................       748          1,196
                                                                 ---------      ---------
          Net cash used by reorganization activities............      (696)        (7,347)
                                                                 ---------      ---------
          Net cash provided by operating activities.............     2,790         35,998

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment .........................      (771)        (4,137)
                                                                 ---------      ---------
          Net cash used in investing activities ................      (771)        (4,137)
                                                                 ---------      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from optionholders notes receivable ................     1,138          1,349
   Proceeds from issuance of debt ..............................         -             52
   Repayment of debt ...........................................        (4)           (19)
   Principal payments under capital lease obligation ...........       (89)          (530)
                                                                 ---------      ---------
          Net cash provided by financing activities ............     1,045            852
                                                                 ---------      ---------
          Net increase in cash and cash equivalents ............     3,064         32,713
                                                                 ---------      ---------
Cash and Cash Equivalents - Beginning of Period ................   117,377         87,728
                                                                 ---------      ---------
Cash and Cash Equivalents - End of Period ...................... $ 120,441      $ 120,441
                                                                 =========      =========

                             HAWAIIAN AIRLINES, INC.
                   TRAFFIC STATISTICS (SCHEDULED AND CHARTER)

(Unaudited)

                                               JUNE
                                               2004
                                            -----------
SCHEDULED  TOTAL

                   PAX                          489,815
                   RPMS                     540,037,603
                   ASMS                     605,162,101
                   LF                             89.2%

CHARTER
                   PAX                            2,201
                   RPMS                       6,122,177
                   ASMS                       7,181,322
                   LF                             85.3%

SYSTEM TOTAL (INCLUDES CHARTERS)

                REV PAX                        492,016
                RPMS (000)                     546,160
                ASMS (000)                     612,343
                CARGO/MAIL TON MI            7,411,986
                LOAD FACTOR (%)                   89.2%